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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): December 12, 2002


                   Coastal Caribbean Oils & Minerals, Ltd.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Bermuda                     1-4668               NONE
---------------------------     -----------             ----
State or other jurisdiction     (Commission             (IRS Employer
of incorporation)               File Number)            Identification No.)


        Clarendon House, Church Street, Hamilton HM  DX, BERMUDA       NONE
      ----------------------------------------------------------       ----
      (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code: (441) 295-1422

                                     N/A
                 --------------------------------------------
        (Former name or former address, if changed since last report.)

                             This is page 1 of 3.


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                                   FORM 8-K

                   COASTAL CARIBBEAN OILS & MINERALS, LTD.


Item 5.  OTHER EVENTS

        On December 12, 2002 Mr. James R. Joyce resigned as Treasurer, Chief Financial Officer, Chief Accounting Officer, and Assistant Secretary of the Registrant.

        As reported in the Registrant's Report on Form 8-K dated October 9, 2002, Mr. Daniel W. Sharp will become Treasurer, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary of the Registrant, effective January 1, 2003.

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                                   FORM 8-K

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        COASTAL CARIBBEAN OILS &
                                        MINERALS, LTD.
                                        (Registrant)


                                        By: /s/ Benjamin W. Heath
                                            ---------------------------
                                            Benjamin W. Heath
                                            President

Date: December 16, 2002